                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): September 19, 1996




                                  Anicom, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




               Delaware                 0-25364               36-3885212
    ----------------------------  ----------------------  ------------------
    (State or Other Jurisdiction      (Commission           (IRS Employer
         of incorporation)            File Number)        Identification No.


    6133 North River Road, Suite 410, Rosemont, Illinois        60018
    ----------------------------------------------------  ------------------
         (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code (847) 518-8791
                                                          --------------

ITEM 5.         OTHER EVENTS.

On September 17, 1996, the Registrant issued the press release attached as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     (c)        Exhibits.

                99.1    News Release of Registrant dated September 17, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Anicom, Inc.

Dated:  September 19, 1996                By:
                                             ----------------------------
                                          Donald Welchko
                                          Chief Financial Officer


                                      3